UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):   May 12, 2006
                                                    ------------


                              110 MEDIA GROUP, INC.
                              ---------------------
             (Exact name of registrant as specified in its Charter)

             Delaware               0-29462           13-4127624
   ----------------------------   -----------     -------------------
   (State or other jurisdiction   (Commission       (IRS Employer
         of incorporation)          File No.)     Identification No.)



100 West Lucerne Circle, Suite 600, Orlando, Florida      32801
----------------------------------------------------      -----
     (Address of principal executive offices)          (Zip Code)


                                 (407) 540-0452
              (Registrant's telephone number, including area code)


                                       N/A
         (Former Name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statement or a Related Audit Report or Completed Interim Review

      (a) We filed an amendment to our annual report on Form 10-KSB for the year ended December 31, 2005 on May 12, 2006 to restate our previously issued financial statements for the year as of December 31, 2005 and for the years ended December 31, 2004 and 2005. Our Chairman, CEO and sole director formally concluded that the action was necessary at the time of the restatement on May 12, 2006 after reviewing the proposed restatement with our CFO and auditors. As a result of the restatement, the financial statements included in our annual report filed on April 19, 2006 should not be relied upon.

      We filed our annual report on Form 10-KSB for the year ended December 31, 2005 on April 19, 2006 and filed an amendment to the report on May 2, 2006 to include the information regarding officers, directors and principal stockholders under Part III of the form. In the course of compiling historical compensation information for our executive officers, which included information that preceded our acquisition of Global Portals Online, Inc. on December 22, 2005, our CFO re-assessed the presentation of historical financial information for the year ended December 31, 2004 and, after consultation with our auditors concluded that a restatement of this information may be necessary.

      Our 2005 annual report, as filed April 19, 2006, contained the audit report of Bouwhuis, Morrill & Company, LLC, on our consolidated balance sheet as of December 31, 2005 and the related consolidated statements of operations, stockholders' deficit and cash flows for the year ended December 31, 2005. Since we acquired Global Portals on December 22, 2005 by issuing 11,442,446 shares of our common stock which constituted 85% of our outstanding common stock immediately after issuance, the acquisition was treated as a recapitalization of Global and Global was treated as the acquiring entity. Upon further analysis and research concerning the application of SFAS 141, it was determined that a clearer and more consistent presentation required the restatement of financials statements for the year ended December 31, 2004 on the same basis as the financial statements for the year ended December 31, 2005.

      We have not completed our assessment of how the errors detected reflect on the adequacy of our internal controls over financial reporting or our disclosure controls in general. Our initial assessment is that the factors which resulted in the restatement were caused by a lack of consistent authoritative guidance and not a failure to detect and assess the issues and collect relevant data. Despite the initial assessment, we may, after additional review, determine that, individually or in the aggregate, the errors causing the restatement require us to report one or more material weaknesses in our internal controls over financial reporting, in addition to those we have previously reported. We continue to assess these matters and any reflection they may have on the adequacy of our internal controls.

      Our management has discussed the matters disclosed in this report with our auditors, Bouwhuis, Morrill & Company, LLC.

      (b)   Not applicable.



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

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            110 MEDIA GROUP, INC.
                                            (Registrant)


Date: May 15, 2006                          By:    /s/ Darren Cioffi
                                                --------------------------------

                                                   Darren Cioffi,
                                                   Chief Financial Officer



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